Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Meadow Valley Corporation (the “Company”) for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Bradley E. Larson, Chief Executive Officer of the Company, and David D. Doty, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Bradley E. Larson	By:	/s/ David D. Doty
	Bradley E. Larson Chief Executive Officer November 8, 2007		David D. Doty Chief Financial Officer November 8, 2007